SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2003

                              INFINITE GROUP, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                  0-21816                52-1490422
(State or other jurisdiction of  (Commission File  (IRS Employer Identification
        incorporation)               Number)                   No.)

595 Blossom Road, Suite 309, Rochester, NY                            14610
  (Address of principal executive office)                           (Zip Code)

                                 (585) 654-5525
               Registrant's telephone number, including area code

                 One Industrial Drive South, Smithfield RI 02917
                   (Former name or former address, if changed
                               since last report)

Item 5.  Other Events.

      On March 25, 2003 the Registrant issued the following press release:

"Nasdaq Panel Determines to Delist Infinite Group, Inc. Securities from The Nasdaq Stock Market

Rochester, NY. - March 25, 2003 - Infinite Group, Inc. (NASDAQ: IMCI) announced today that a Nasdaq Listing Qualifications Panel has determined to delist the Company's securities from the Nasdaq Small Cap Market effective with the open of business on Wednesday, March 26, 2003.

The Company has been advised by Nasdaq that its securities will be immediately eligible for quotation on the OTC Bulletin Board effective with the open of business on March 26, 2003 under the symbol IMCI.OB."

                              * * * * * * * * * *

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INFINITE GROUP, INC.

Date:   March 25, 2003                               By:  Michael S. Smith
                                                          ----------------------
                                                          Michael S. Smith
                                                          President


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